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                                THE BREMER FUNDS

                         Supplement dated March 30, 2006
                      to Prospectus dated January 28, 2006


The following paragraph replaces the information in the Prospectus under the heading "Shareholder Services -- Systematic Investments:"

         Systematic Investments. Once your account has been opened with the initial minimum investment of $2,000, you may make additional purchases at regular intervals through the Automatic Investment Plan. This plan provides a convenient method to have monies deducted from your bank account, for investment into the Fund, on a monthly or quarterly basis. In order to participate in the Automatic Investment Plan, each purchase must be in the amount of $100 or more, and your financial institution must be a member of the Automated Clearing House
(ACH) network. If your bank rejects your payment, the Fund's transfer agent will charge a $25 fee to your account. To begin participating in the plan, please complete the Automatic Investment Plan section on the account application or call the Fund's transfer agent at 1-800-595-5552. Any request to change or terminate your Automatic Investment Plan should be submitted to the transfer agent at least five days prior to the intended effective date.



                     PLEASE RETAIN THIS SUPPLEMENT WITH YOUR
                        PROSPECTUS FOR FUTURE REFERENCE.